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                (KRAMER, LEVIN, NAFTALIS & FRANKEL LETTERHEAD)







                                                        April 28, 1998






Gintel Fund
6 Greenwich Office Park
Greenwich, CT 06831


            Re:    Post-Effective Amendment No. 21 to
                   Registration Statement on Form N-1A
                   File No. 2-70207
                   -----------------------------------


Gentlemen:

        We hereby consent to the reference to our firm as counsel in this Registration Statement On Form N-1A.



                                          Very truly yours,



                                          /s/ Kramer, Levin, Naftalis & Frankel